                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         NEW ENGLAND ZENITH FUND
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: New England Zenith Fund: Shares of Beneficial Interest of Back Bay Advisors Money Market Series; Back Bay Advisors Bond Income Series; Back Bay Advisors Managed Series; Capital Growth Series; Loomis Sayles Avanti Growth Series; Loomis Sayles Small Cap Series; Loomis Sayles Balanced Series; Westpeak Value Growth Series; Westpeak Stock Index Series; Draycott International Equity Series; Salomon Brothers U.S. Government Series; Salomon Brothers Strategic Bond Opportunities Series; Venture Value Series; and Alger Equity Growth Series.

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: $125.00 per Registrant

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

       [Form of letter to individual variable annuity contract holders]


November __, 1995


To Owners of NEVLICO's Variable Annuity Contracts:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Account which are attributable to NEVLICO's Variable Annuity Contracts in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your policy's cash value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, NEVLICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, stamped, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policy will be voted by NEVLICO in proportion to the voting instructions received from all other NEVLICO Variable Annuity Contract Owners.

                   New England Mutual Life Insurance Company

        [Form of letter to individual variable life policy holders]


November __, 1995


To Owners of NEVLICO'S Variable Life Insurance Policies:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Account which are attributable to NEVLICO's Variable Life Insurance Policies in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Policy should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust in which your policy's cash value was invested on the record date for the Shareholders Meeting. The record date is October 31, 1995. If you give voting instructions on a proposal for which you are not eligible to vote, NEVLICO will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, stamped, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policy will be voted by NEVLICO in proportion to the voting instructions received from all other NEVLICO Variable Life Policy Owners.

                   New England Mutual Life Insurance Company

        [Form of letter to individual variable annuity contract holders]


November __, 1995


To Owners of Zenith Accumulator Variable Annuity Contracts:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on December 28, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting.

You should give voting instructions only on proposals which relate to a series of the Trust for which shares are attributable to your Contract. The label on the enclosed Instruction Form indicates the number of shares attributable to your Contract in each of the series. If you give voting instructions on a proposal for which you are not eligible to vote, The New England will simply disregard those instructions.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, stamped, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contract will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

                   New England Mutual Life Insurance Company

                             New England Annuities
                              501 Boylston Street
                        Boston, Massachusetts 02116-3700
                                  617-578-2000



November __, 1995

To Owners of Zenith Accumulator Variable Annuity Contracts:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Thursday, December 28, 1995. At the Shareholders Meeting, New England Mutual Life Insurance Company ("The New England") will vote all shares of the Trust held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Contract will be voted by The New England in proportion to the voting instructions received from all other Zenith Accumulator Contractholders.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the annuitant entitled to instruct the Contractholder.

Please forward promptly (a) one Notice of Meeting and Proxy Statement and (b) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION

FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company
(617) 578-3566.

                                The New England
                              501 Boylston Street
                        Boston, Massachusetts 02116-3700
                                  617-578-2000



November __, 1995

To Owners of NEVLICO's Variable Annuity Contracts:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Thursday, December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO's Variable Annuity Contracts in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policies will be voted by NEVLICO in proportion to the voting instructions received from all other Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

Please forward promptly (a) one Notice of Meeting and Proxy Statement and (b) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE

INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Policies you must return an INSTRUCTION FORM signed by you, the Policy Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company
(617) 578-3566.

                                The New England
                              501 Boylston Street
                        Boston, Massachusetts 02116-3700
                                  617-578-2000



November __, 1995

To Owners of NEVLICO's Variable Annuity Contracts:

A Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held on Thursday, December 28, 1995. At the Shareholders Meeting, New England Variable Life Insurance Company ("NEVLICO") will vote all shares of the Trust held in The New England Variable Life Separate Account which are attributable to NEVLICO's Variable Annuity Contracts in accordance with instructions received from Policy Owners. You are now being asked how shares of the Trust deemed attributable to your Contract should be voted at the Shareholders Meeting. Under certain circumstances, however, plan participants have the right to instruct Policy Owners as to how all or a portion of the votes attributable to a Policy are to be cast, and Policy Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR POLICIES TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR PLAN PARTICIPANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Trust deemed attributable to your Policies will be voted by NEVLICO in proportion to the voting instructions received from all other Policy Owners.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meeting, as well as voting instruction forms with the name of the plan participant entitled to instruct the Policy Owner.

Please forward promptly (a) one Notice of Meeting and Proxy Statement and (b) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Policy under which votes are subject to instruction.

The Instruction Form is to be used by each plan participant to convey instructions to you as Policy Owner. INSTRUCTION FORMS COMPLETED BY YOUR PLAN PARTICIPANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM A PLAN PARTICIPANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE PLAN PARTICIPANT LISTING PROVIDED. RETURN ONLY THE SINGLE

INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED PLAN PARTICIPANT LIST.

If no plan participants transmit voting instructions, or if the plan participants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Policies you must return an INSTRUCTION FORM signed by you, the Policy Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Mutual Life Insurance Company
(617) 578-3566.

                         TELEPHONE VOTING INSTRUCTIONS

Dear Contractholder:

Your vote is important. We have provided an automated telephone voting option which you may access 24 hours a day by dialing 800-842-7629 on a touch tone telephone and keying in your PERSONAL IDENTIFICATION NUMBER which is located above your name on the enclosed Instruction Form.

HOWEVER, if you wish to withhold authority to vote for an individual nominee, or abstain from voting on a proposal or vote in favor of some proposals and against others, you must do so by signing the enclosed Instruction Form and returning it in the envelope provided.

After dialing 800-842-7629, you will hear the following instructions:

       "Please enter your 7-digit Personal Identification Number:

       Press 1 to vote for all items as recommended by the Board of Trustees or press 9 if you wish to vote against all the Board of Trustees' recommendations."

Once this is completed, the telephone voting option will automatically hang up and your vote will be cast as you directed. THERE IS NO NEED FOR YOU TO MAIL BACK YOUR INSTRUCTION FORM.

Thank you for voting.

                            NEW ENGLAND ZENITH FUND

                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                             CAPITAL GROWTH SERIES
                      LOOMIS SAYLES AVANTI GROWTH SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                         LOOMIS SAYLES BALANCED SERIES
                         WESTPEAK VALUE GROWTH SERIES
                          WESTPEAK STOCK INDEX SERIES
                     DRAYCOTT INTERNATIONAL EQUITY SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                             VENTURE VALUE SERIES
                          ALGER EQUITY GROWTH SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               December 28, 1995

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held at the offices of New England Mutual Life Insurance Company ("The New England"), 501 Boylston Street, Boston, Massachusetts 02116, on December 28, 1995 at 2:00 p.m. Boston time [in conference room 2, 10th floor,] for the following purposes:

   With respect to all Series of the Trust:

     1. To approve or disapprove new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be substantially identical to the investment advisory arrangements for the Series in effect immediately prior to such merger.

   With respect to the Draycott International Equity Series only:

     2. To approve or disapprove a new Sub-Advisory Agreement for the Series between TNE Advisers, Inc. ("TNE Advisers") and Draycott Partners, Ltd. ("Draycott") to be effective upon the sale of Draycott, the Series' current sub-adviser, to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"); and

     3. To approve or disapprove a new Sub-Advisory Agreement between TNE Advisers and Draycott, to be effective upon the acquisition of the business of Cursitor Holdings and Cursitor-Eaton Asset Management Company by Alliance Capital Management L.P.

   With respect to the Alger Equity Growth Series only:

     4. To approve or disapprove a new Advisory Agreement with TNE Advisers, which would increase the annual rate of the advisory fee payable by the Series; and

     5. To approve or disapprove a related Sub-Advisory Agreement between TNE Advisers and Fred Alger Management, Inc., the Series' current sub-adviser.

   With respect to all Series of the Trust:

     6. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                          By order of the President,

                                          BEVERLY J. DeWITT, Secretary

November 14, 1995

-------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

-------------------------------------------------------------------------------

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT
     THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                             CAPITAL GROWTH SERIES
                      LOOMIS SAYLES AVANTI GROWTH SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                         LOOMIS SAYLES BALANCED SERIES
                         WESTPEAK VALUE GROWTH SERIES
                          WESTPEAK STOCK INDEX SERIES
                     DRAYCOTT INTERNATIONAL EQUITY SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                             VENTURE VALUE SERIES
                          ALGER EQUITY GROWTH SERIES

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust to be held at the offices of New England Mutual Life Insurance Company ("The New England"), 501 Boylston Street, Boston, Massachusetts 02116, on December 28, 1995 at 2:00 p.m. Boston time, and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed to shareholders beginning on or about November , 1995. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1994, and the Semiannual Report of the Trust for the six months ended June 30, 1995, may be obtained without charge by
writing to The New England at the above address or by calling (800)         .

  This Proxy Statement consists of six parts.

  PART I contains general information relating to the Meeting and a summary of the matters being proposed for shareholder consideration at the Meeting.

  PART II contains information relating to the merger (the "Merger") of The
New England into Metropolitan Life Insurance Company ("Metropolitan Life").
The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as a change of control of (1) TNE Advisers, Inc. ("TNE Advisers"), which serves as the adviser to each series of the Trust except the Capital Growth Series, (2) Capital Growth Management Limited Partnership ("CGM"), which serves as the adviser to the Capital Growth Series, and (3) New England Investment Companies, L.P. ("NEIC") and its subsidiary firms that serve as sub-advisers to several of the series of the Trust. Under the 1940 Act, such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the agreements under which those firms serve as advisers or sub-advisers to the series of the Trust, and results in the automatic termination of those agreements, effective at the time of the Merger. The Trustees have approved, and recommend that the shareholders of each series of the Trust approve, new Advisory and Sub-Advisory Agreements. These proposed new agreements would be identical, except for their dates, to the agreements in effect immediately prior to the Merger, and would take effect at the time of the Merger. As a result, the Trust's current advisers and sub-advisers would continue to perform advisory and sub-advisory services for the series of the Trust after the Merger, on the same terms as are in effect immediately before the Merger.

  PART III contains information concerning proposed changes in the investment advisory arrangements for the Draycott International Equity Series in connection with certain expected changes in the ownership of Draycott Partners, Ltd. ("Draycott"), the Series' sub-adviser.

  PART IV contains information concerning proposed changes in the investment advisory arrangements for the Alger Equity Growth Series, which would increase the fee payable by the Series.

  PART V contains additional information about the Trust's current advisory and sub-advisory arrangements, the Trust's advisers and sub-advisers and certain brokerage matters. Shareholders should review this information in conjunction with their consideration of the proposals described in Parts II, III and IV of this Proxy Statement.

  PART VI contains certain additional information about the conduct of the Meeting, ownership of Trust shares as of the record date for the Meeting, and miscellaneous other matters.

I. GENERAL

  The Trust consists of fourteen series. Each of the series is referred to herein as a "Fund" and the series are referred to collectively as the "Funds." The following table illustrates which of the Proposals described in this Proxy Statement relate to which of the Funds:

                                                          RELEVANT SECTIONS OF
          PROPOSAL                   RELEVANT FUNDS       THIS PROXY STATEMENT
          --------                   --------------       --------------------
   1. New investment advisory  All Funds                         II, V
      arrangements to be
      effective at the time
      of the Merger.
2, 3. New Sub-Advisory         Draycott International            III, V
      Agreements to be         Equity Series
      effective upon certain
      changes in the
      ownership of Draycott.
4, 5. New investment advisory  Alger Equity Growth Series        IV, V
      arrangements for Alger
      Equity Growth Series.

  All shareholders of record on October 31, 1995 (the "Record Date") are entitled to one vote for each share of beneficial interest of the Trust held as of that date.

  Timely, properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted in favor of the proposals set forth in the attached Notice of Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The portion of the costs of solicitation of proxies that is allocable to Proposal 1 will be borne by The New England and Metropolitan Life. The portion
of such costs that is allocable to Proposals 2 and 3 will be borne by    . The
portion of such costs that is allocable to Proposals 4 and 5 will be borne by
   . Solicitation of proxies by personal interview, mail, telephone and telegraph may be made by officers and Trustees of the Funds and employees of The New England, New England Variable Life Insurance Company, TNE Advisers, Back Bay Advisors, L.P. ("Back Bay Advisors"), Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Westpeak Investment Advisors, L.P. ("Westpeak"), sub-advisers to the Funds, and New England Securities Corporation ("New England Securities"), the principal underwriter of the Trust. The address of New England Securities is 399 Boylston Street, Boston, Massachusetts 02116.

SUMMARY OF PROPOSALS

PROPOSAL 1--APPROVAL OF NEW ADVISORY ARRANGEMENTS FOR EACH FUND, TO BE
             EFFECTIVE AT THE TIME OF THE MERGER.

  As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of TNE Advisers, CGM, NEIC and NEIC's subsidiaries that serve as sub-advisers to the Funds. The Merger will thus result in the automatic termination, at the time of the Merger, of the Funds' Advisory and Sub-Advisory Agreements. Proposal 1 seeks shareholder approval of new Advisory and Sub-Advisory Agreements for each Fund, to be effective at the time of the Merger. For each Fund, the proposed new agreements would be in substance identical to the agreements in effect with respect to such Fund immediately before the Merger. THE EFFECT OF PROPOSAL 1 IS TO PERMIT THE FUNDS TO CONTINUE TO OPERATE, FOLLOWING THE MERGER, UNDER ARRANGEMENTS SUBSTANTIALLY IDENTICAL TO THOSE THAT ARE IN EFFECT IMMEDIATELY BEFORE THE MERGER. PROPOSAL 1 WILL NOT RESULT IN ANY CHANGE IN THE IDENTITY OF THE FIRMS OR PERSONNEL PROVIDING ADVISORY OR SUB-ADVISORY SERVICES TO THE FUNDS, OR IN THE FEE RATES PAYABLE BY THE FUNDS. For each Fund, the advisory arrangements in effect will be either (1) the arrangements that are currently in effect (the "Existing Advisory Arrangements") or (2) in the case of two of the Funds, any new arrangements that are approved at the Meeting and take effect before the Merger. Part V of this Proxy Statement describes the Existing Advisory Arrangements for each Fund. Parts III and IV of this Proxy Statement describe proposed changes in the Existing Advisory Arrangements for two of the Funds. The changes proposed in Parts III and IV are unrelated to the Merger, and, if approved by shareholders at the Meeting, are expected to be put into effect whether or not the Merger occurs. The Merger is currently expected to occur no earlier than the first calendar quarter of 1996.

PROPOSALS 2 AND 3--NEW SUB-ADVISORY AGREEMENTS FOR THE DRAYCOTT INTERNATIONAL
                    EQUITY SERIES.

  Draycott has served as the subadviser for the Draycott International Equity Series since that Fund's inception in 1994. NEIC, which owns all of the stock of Draycott, has recently entered into an agreement to sell the stock to Cursitor Holdings Ltd. U.K. ("Cursitor Holdings"). Under the 1940 Act, this sale will constitute a change in control of Draycott and will result in the automatic termination of the Sub-Advisory Agreement for the Fund between TNE Advisers and Draycott. Shortly after the acquisition of Draycott's stock by Cursitor Holdings, Cursitor Holdings itself is expected to enter into a transaction with Alliance Capital Management L.P., as described more fully in
Part II of this Proxy Statement. This transaction will constitute a second change in control of Draycott and will result in the automatic termination of the proposed Sub-Advisory Agreement between TNE Advisers and Draycott. The Trustees have determined that it is desirable to retain Draycott, as sub-adviser, to manage the Fund's investment portfolio following Draycott's acquisition by Cursitor Holdings, and following Cursitor Holdings' acquisition by Alliance Capital Management L.P. To permit Draycott to continue to act as sub-adviser following these changes of control, the Trustees are proposing two new Sub-Advisory Agreements, the first to take effect at the time of the first change of control (Proposal 2) and the second to take effect at the time of the second change of control (Proposal 3). The new Sub-Advisory Agreements would be identical in substance to the agreement currently in effect. PROPOSALS 2 AND 3 WOULD NOT RESULT IN ANY FEE INCREASE OR ANY CHANGE IN THE FUND'S INVESTMENT OBJECTIVE OR POLICIES OR IN THE PERSONNEL RESPONSIBLE FOR THE FUND'S DAY-TO-DAY PORTFOLIO MANAGEMENT.

PROPOSALS 4 AND 5--NEW ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ALGER EQUITY
                    GROWTH SERIES.

  The Trustees of the Trust have approved a new Investment Advisory Agreement between the Fund and TNE Advisers, and a new Sub-Advisory Agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger Management"), both relating to the Alger Equity Growth Series of the Trust. The new Advisory and Sub-Advisory Agreements would increase the fee rates payable by the Fund to TNE Advisers and payable by TNE Advisers to Alger Management, effective May 1, 1996. The annual rate of the fee payable by the Fund to TNE Advisers under the new Advisory Agreement would be 0.75% of the Fund's average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable to Alger Management under the new Sub-Advisory Agreement would be 0.45% of the first $100 million of the Fund's average daily net assets, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. The fee to Alger Management is payable by TNE Advisers, not by the Fund.

II. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY ARRANGEMENTS TO BE EFFECTIVE AT THE TIME OF THE MERGER (ALL FUNDS)

  The Trustees of the Trust unanimously recommend that the shareholders of each Fund vote to approve new investment advisory arrangements for the Funds, to be effective at the time of the Merger. The new arrangements would be substantially identical to the arrangements in effect for each Fund immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of TNE Advisers, CGM, NEIC and NEIC's subsidiaries that serve as sub-advisers for the Funds. The 1940 Act provides that such a change in control constitutes an "assignment" of the Advisory and Sub-Advisory Agreements under which TNE Advisers, CGM and NEIC's subsidiaries provide advisory and sub-advisory services to the Funds. The 1940 Act further provides that such an "assignment" will result in the automatic termination of those agreements, at the time of the Merger. (In the case of the Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value, Alger Equity Growth and Draycott International Equity Series, firms that are--or, in the case of the Draycott International Equity Series, if the sale of Draycott by NEIC described in Part IV of this Proxy Statement is consummated before the Merger, will be--unaffiliated with TNE Advisers and NEIC serve as sub-advisers under Sub-Advisory Agreements with TNE Advisers, which is these Funds' adviser. The Merger will not constitute a change in control of these unaffiliated sub-advisers, but their Sub-Advisory Agreements with TNE Advisers provide that they terminate automatically upon any termination of the Advisory Agreement between TNE Advisers and the Fund. Because the Merger will result in the automatic termination of the Advisory Agreements between the Funds and TNE Advisers, it will also result in the termination of these Sub-Advisory Agreements with unaffiliated sub-advisers.)

  THE MERGER. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders and contractholders of The New England becoming policyholders or contractholders of Metropolitan Life. The policyholders and contractholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders and contractholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur earlier than the first calendar quarter of 1996.

  NEIC is organized as a limited partnership. Both TNE Advisers and NEIC's sole general partner, New England Investment Companies, Inc. ("NEIC Inc."), are wholly-owned subsidiaries of The New England. As a result of the Merger, TNE Advisers and NEIC Inc. would each become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interest in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc. The following wholly-owned subsidiaries of NEIC serve as sub-advisers of various Funds of the Trust: Loomis Sayles, Back Bay Advisors, Westpeak and Draycott. NEIC also owns a majority limited partnership interest in CGM. The New England's current ownership interest, through NEIC, in these sub-advisers and in CGM would become indirectly owned by Metropolitan Life as a result of the Merger. (As explained in Part III of this Proxy Statement, however, NEIC has entered into an agreement to sell Draycott to Cursitor Holdings, a company unaffiliated with The New England or Metropolitan Life. This sale is currently expected to occur before the Merger.)

  Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act with respect to the Trust. Section 15(f) provides that an investment adviser to a registered investment company (such as the Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Trust's Board of Trustees.

  INFORMATION ABOUT METROPOLITAN LIFE. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual fund, institutional and other investment advisory clients.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders approve new investment advisory arrangements for the Funds, to be effective at the time of the Merger. These new arrangements will be substantially identical to the arrangements in effect immediately before the Merger and to the Funds' Existing Advisory Arrangements (which are described in Part V of this

Proxy Statement). (The only difference will be that the new arrangements will be set forth in Advisory and Sub-Advisory Agreements dated the date of the Merger, whereas the arrangements in effect prior to the Merger are set forth in Advisory and Sub-Advisory Agreements that bear earlier dates.)

  In coming to the recommendation set forth above, the Trustees reviewed extensive information about the Funds, the Funds' advisers and sub-advisers, NEIC and Metropolitan Life. The Trustees also considered the policies of each adviser and sub-adviser with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to the advisers and sub-advisers. (Those policies are described in Part V of this Proxy Statement.)

  The Trustees noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of TNE Advisers and NEIC and of NEIC's subsidiaries that act as sub-advisers for the Funds. The Merger may also constitute a change in control of CGM, the adviser to the Capital Growth Series. (NEIC owns a majority limited partnership interest in CGM.) To avoid any uncertainty over whether the Advisory Agreement between Capital Growth Series and CGM would be deemed to terminate with the change of control of NEIC, it is proposed (and the Trustees recommend) that shareholders approve a new Advisory Agreement for the Capital Growth Series, identical, except for its date, to the existing agreement, to be effective at the time of the Merger.

  Although the Merger is being treated as a change in control of TNE Advisers and NEIC and of CGM and the Funds' sub-advisers that are affiliated with NEIC, the Merger is not expected to result in any change in the personnel, operations or financial condition of TNE Advisers or NEIC or of CGM or any of the sub-advisers. NEIC has indicated that CGM and each sub-adviser affiliated with NEIC will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of CGM or any of the sub-advisers.

  The Trustees accordingly concluded that it is appropriate and desirable for the Funds to continue, after the Merger, the same investment advisory and sub-advisory arrangements as are in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Fund, the approval of that Fund's shareholders, by vote of the lesser of (1) 67% of the shares of that Fund represented at the Meeting, if more than 50% of the shares of that Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

  The Trustees unanimously recommend that the shareholders of each Fund vote in favor of Proposal 1 in order that the Funds may continue to receive investment advisory and sub-advisory services following the Merger, under arrangements the same as those in effect before the Merger.

  If the shareholders of any Fund do not approve Proposal 1, the Advisory and any Sub-Advisory Agreements relating to that Fund will terminate at the time of the Merger, and the Trustees will consider such alternative actions as are in the best interest of that Fund.

III. APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS (DRAYCOTT INTERNATIONAL EQUITY SERIES ONLY)

  Proposals 2 and 3 relate to proposed new Sub-Advisory Agreements for the Draycott International Equity Series to take effect upon two expected changes of control of Draycott, the Fund's sub-adviser.

  Draycott currently serves as sub-adviser to the Fund under a Sub-Advisory Agreement that obligates Draycott to provide the Fund with portfolio management services, and obligates TNE Advisers, the Fund's investment adviser, to pay Draycott at the annual rate of 0.75% of the first $10 million of the Fund's average daily net assets, 0.60% of the next $40 million of such assets and 0.45% of the excess of such assets over $50 million. (As of September 30, 1995, the Fund's net assets were $12.3 million.) Under each proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, Draycott would continue, as under the current Sub-Advisory Agreement, to be responsible for the day-to-day portfolio management of the Fund, subject to the oversight of TNE Advisers and the Trustees. Draycott would continue to receive a fee, payable by TNE Advisers, at the same rate as in effect under the existing Sub-Advisory Agreement.

  NEIC has entered into an agreement to sell the stock of Draycott to Cursitor Holdings. This sale will constitute a change in control of Draycott under the 1940 Act, which will terminate the current Sub-Advisory Agreement between TNE Advisers and Draycott. Proposal 2 relates to a new Sub-Advisory Agreement between TNE Advisers and Draycott, to take effect upon the acquisition of Draycott by Cursitor Holdings. This new Sub-Advisory Agreement would be identical, except for its date, to the Sub-Advisory Agreement currently in effect.

  Subsequent to the acquisition of the stock of Draycott by Cursitor Holdings, Cursitor Holdings is itself expected to be acquired by another firm, Alliance Capital Management L.P. ("Alliance"). Pursuant to such transaction, ("the Cursitor/Alliance Transaction"), through a series of transactions the stock of Cursitor Holdings and the assets of Cursitor Holdings L.P. ("CHLP") and the stock of certain international operations of Alliance will be contributed to Cursitor Alliance LLC, a newly formed limited liability corporation (the "LLC"). Alliance will own directly or indirectly 93% of the LLC and CHLP will own 7%. The Cursitor/Alliance Transaction will constitute a further change in control of Draycott, which will again terminate the Sub-Advisory Agreement between TNE Advisers and Draycott. Proposal 3 relates to a new Sub-Advisory Agreement between TNE Advisers and Draycott, to take effect upon the consummation of the Cursitor/Alliance Transaction. This new Sub-Advisory Agreement would be identical, except for its date, to the current Sub-Advisory Agreement and to the Sub-Advisory Agreement proposed to be in effect prior to the Cursitor/Alliance Transaction.

  INFORMATION ABOUT CURSITOR HOLDINGS. Cursitor Holdings is an international investment management group formed in July 1990 by the reorganization of a group of related companies with common executive management and overlapping shareholders. The group comprises two holding entities, one of which is Cursitor Holdings. The group is two-thirds owned by its executive management, and one-third by a wholly-owned subsidiary of the Government of Singapore Ministry of Finance. The following members of the group's executive management each own, directly or indirectly, 10% or more of the outstanding voting securities of Cursitor Holdings: Eric G. Auboyneau, Hugh M. Eaton III, Charles
J. Gave and John S. Ricciardi.

  The principal activity of the group (representing more than 90% of revenues) is institutional investment management, which is carried on by Cursitor-Eaton Asset Management Company, Cursitor Management Limited, and Cursitor Cecogest SA. At present the group manages approximately $9.2 billion, primarily for US-based pension funds, foundations and endowments. The major investment product is global asset allocation focusing on cash, bonds and equities in major economies. The principal place of business of Cursitor Holdings is 66 Buckingham Gate, London SW1E 6AU.

  As described below under "Acquisition of Cursitor Holdings by Alliance," it is currently expected that, subsequent to the acquisition of Draycott by Cursitor Holdings, Cursitor Holdings itself will be acquired by Alliance.

  SALE OF DRAYCOTT TO CURSITOR HOLDINGS. NEIC currently owns all of the stock of Draycott. NEIC has agreed to sell this stock to Cursitor Holdings for $477,000, plus any advances to Draycott that NEIC may make after June 30, 1995 and prior to the closing of the sale, and minus any dividends or distributions paid by Draycott to NEIC during that period. Cursitor Holdings has also agreed that, for the five-year period following the sale, Cursitor Holdings will pay NEIC an amount equal to 30% of Draycott's sub-advisory fee revenues from Draycott's current mutual fund clients, net of fee waivers and expense reimbursements and reduced by commissions payable to NEIA, and 20% of Draycott's advisory fee revenues from certain other clients (subject to certain adjustments).

  As noted in Part II of this Proxy Statement, Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

    (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

NEIC, Cursitor Holdings and Draycott have all undertaken to use reasonable efforts to ensure satisfaction of the conditions of Section 15(f). It is not expected that compliance with condition (1) above will require any changes in the current composition of the Board of Trustees of the Trust.

  ACQUISITION OF CURSITOR HOLDINGS BY ALLIANCE. On October 24, 1995, Alliance announced that it had reached an agreement in principle to acquire the business of Cursitor Holdings and a related company, Cursitor-Eaton Asset Management Company. The acquisition would result in the formation of a new subsidiary of Alliance, called Cursitor Alliance LLC. Alliance would own 93% of Cursitor Alliance LLC, and Cursitor Alliance LLC would own all of the stock of Draycott. The acquisition of Cursitor Holdings by Alliance is subject to the negotiation and execution of definitive agreements by the parties, and to the satisfaction of various other conditions. There is no assurance that the acquisition will in fact be consummated.

  Alliance, a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $143 billion. Alliance Capital Management Corporation ("ACMC"), with offices at the same address, is the sole general partner of, and the owner of a 1% general partnership interest in, Alliance. ACMC is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of September 30, 1995, Equitable, ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in Alliance ("Units"). ACMC, Inc. and ECMC are wholly-owned subsidiaries of Equitable. As of September 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of Alliance and its subsidiaries, respectively.

  AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the issued shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies ("Mutuelles AXA") (one of which, AXA Assurance I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39.0% of the voting power), and 26.5% of the issued shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the issued shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

  The addresses of the Mutuelles AXA are as follows: The address of each of AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle is La Grande Arche, Paroi Nord, Paris La Defense, France; the address of each of Alpha Assurances Vie Mutuelle and Alpha Assurances I.A.R.D. Mutuelle is Tour Franklin 100-101 Terrasse Boildieu, Paris La Defense, France; and the address of Uni Europe Assurance Mutuelle is 24 Rue Drouot, Paris, France.

  While a definitive agreement relating to the acquisition of Cursitor Holdings by Alliance has not yet been reached, it is anticipated that such agreement will provide that Cursitor Holdings and Alliance will undertake to use their best efforts to ensure satisfaction of the conditions of Section 15(f) of the 1940 Act with respect to the Fund.

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders of the Draycott International Equity Series vote in favor of Proposals 2 and 3. In reaching this recommendation, the Trustees considered whether it was desirable for the Fund to continue to receive day-to-day portfolio managements services from Draycott following the proposed acquisition of Draycott by Cursitor

Holdings, and then following the proposed acquisition of Cursitor Holdings by Alliance. The Trustees considered extensive information concerning Draycott's investment approach, personnel, performance record and regulatory compliance experience. The Trustees were informed by Draycott, Cursitor Holdings and Alliance that neither the acquisition of Draycott by Cursitor Holdings nor the acquisition of Cursitor Holdings by Alliance is expected to result in any changes in Draycott's investment approach or in the portfolio management staff at Draycott. The Trustees also considered the brokerage practices of Draycott that are described in Section V of this Proxy Statement.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the Draycott International Equity Series approve Proposal 2 (the proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, effective upon the acquisition of Draycott by Cursitor Holdings) and Proposal 3 (the proposed new Sub-Advisory Agreement between TNE Advisers and Draycott, effective upon the acquisition of Cursitor Holdings by Alliance). On each of these Proposals, the required vote is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting), or (2) more than 50% of the outstanding shares of the Fund.

  If Proposals 2 and 3 are not approved, the proposed new Sub-Advisory Agreements will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Fund.

IV. APPROVAL OR DISAPPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS (ALGER EQUITY GROWTH SERIES ONLY)

  Proposals 4 and 5 relate, respectively, to a proposed new Advisory Agreement and Sub-Advisory Agreement for the Alger Equity Growth Series.

  EXISTING ADVISORY ARRANGEMENTS. TNE Advisers currently serves as investment adviser to the Fund under an Advisory Agreement that obligates TNE Advisers to provide the Fund with both portfolio management services and administrative services, and obligates the Fund to pay TNE Advisers a fee at the annual rate of 0.70% of the Fund's average daily net assets. TNE Advisers has delegated to Alger Management its responsibility to provide portfolio management services to the Fund, pursuant to a Sub-Advisory Agreement between TNE Advisers and Alger Management. The Sub-Advisory Agreement obligates Alger Management to manage the investment and reinvestment of the assets of the Fund, and obligates TNE Advisers to pay Alger Management a fee at the annual rate of 0.45% of the first $10 million of the Fund's average daily net assets, 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets,

0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million.

  PROPOSED NEW ARRANGEMENTS. The Trustees of the Trust have approved a new Advisory Agreement between the Fund and TNE Advisers, and a new Sub-Advisory Agreement between TNE Advisers and Alger Management, both relating to the Alger Equity Growth Series. The new Advisory and Sub-Advisory Agreements would be dated May 1, 1996, and would increase the fee rates payable by the Fund to TNE Advisers and payable by TNE Advisers to Alger Management effective as of such date. The annual rate of the fee payable by the Fund to TNE Advisers under the new Advisory Agreement would be 0.75% of the Fund's average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger Management under the new Sub-Advisory Agreement would be 0.45% of the first $100 million of the Fund's average daily net assets, 0.40% of the net $400 million of such assets and 0.35% of such assets in excess of $500 million.

  The following table summarizes the annual expenses borne by the Fund in the period from October 31, 1994 (commencement of the Fund's operations) to December 31, 1994, as well as such annual expenses calculated on a pro forma basis assuming the proposed new Advisory Agreement had been in effect beginning October 31, 1994:

                                      ANNUAL FUND OPERATING EXPENSES
                                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                          DURING THE PERIOD FROM
                                             OCTOBER 31, 1994
                                           (COMMENCEMENT OF THE
                                          FUND'S OPERATIONS) TO
                                            DECEMBER 31, 1994
                                 --------------------------------------------
                                       ACTUAL                 PRO FORMA
                                 -------------------    ---------------------
Advisory Fees...................                     %                        %
Other Expenses..................
                                  -------------------      -------------------
Total Fund Operating Expenses...

  The foregoing table does not reflect expenses, including sales loads, that may be imposed by the separate accounts to which the Fund offers its shares.

 EXAMPLE

  A $1,000 investment in the Fund would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and the expense levels used in calculating this example should not be regarded as predictions of future investment return or Fund expenses, both of which will vary:

                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                              ------ ------- ------- --------
Based on actual expenses incurred during the
  period from October 31, 1994 (commencement
  of the Fund's operations) to December 31,
  1994......................................
Based on Pro Forma Expenses for the period
  from October 31, 1994 (commencement of the
  Fund's operations) to December 31, 1994,
  assuming the proposed new Advisory Agree-
  ment had been in effect since October 31,
  1994......................................

  TRUSTEES' RECOMMENDATION. The Trustees unanimously recommend that shareholders approve the proposed new Advisory and Sub-Advisory Agreements. In reaching this recommendation, the Trustees considered extensive information concerning Alger Management's investment approach, personnel, performance record and regulatory compliance experience. The Trustees considered Alger Management's policies with respect to the placing of portfolio transactions for the Fund, including its practice of placing such transactions with a brokerage firm affiliated with Alger Management. (See Part V of this Proxy Statement for more information about these practices.) The Trustees also considered the levels of advisory fees paid by other funds with similar investment objectives, including the Trust's Venture Value Series, which pays an advisory fee of 0.75% per year of such Fund's average daily net assets.

  After considering the foregoing factors, the Trustees voted unanimously to recommend that shareholders of the Alger Equity Growth Series approve Proposal 4 (the proposed new Advisory Agreement between the Fund and TNE Advisers) and Proposal 5 (the related Sub-Advisory Agreement between TNE Advisers and Alger Management). Although shareholders will vote separately on Proposals 4 and 5, the new Advisory and Sub-Advisory Agreements will not take effect unless shareholders approve both proposals. On each Proposal, the required vote is the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

  If Proposals 4 and 5 are not approved, the proposed new Advisory and Sub-Advisory Agreements will not take effect, and the Trustees will consider such further actions as may be in the best interests of the Fund.

V. ADDITIONAL INFORMATION REGARDING THE TRUST'S CURRENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS (ALL FUNDS).

  ADVISORY STRUCTURE. Pursuant to separate Advisory Agreements dated October 31, 1994, TNE Advisers has agreed to manage the investment and reinvestment of assets of the Loomis Sayles Balanced, Draycott International

Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series. Pursuant to separate Advisory Agreements, each dated May 1, 1995, TNE Advisers has agreed to manage the investment and reinvestment of the assets of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Westpeak Value Growth, Loomis Sayles Avanti Growth, Westpeak Stock Index, Back Bay Advisors Managed and Loomis Sayles Small Cap Series. TNE Advisers has delegated certain of these responsibilities, including responsibility for determining what investments each such Fund should purchase, hold or sell and directing all trading for the Fund's account, for each of the above Funds to sub-advisers under sub-advisory agreements described below. Pursuant to an Advisory Agreement dated September 1, 1993, CGM has agreed to manage the investment and reinvestment of the assets of the Capital Growth Series.

  In each case, advisory services are provided subject to the supervision and control of the Trust's trustees. Each Advisory Agreement also provides that the relevant investment adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. TNE Advisers has subcontracted with New England Funds, L.P. to provide, at no extra cost to the Funds it advises, certain administrative services to the Funds. CGM, in the case of the Capital Growth Series, has subcontracted with New England Funds, L.P. to provide such services for that Fund, at no extra cost to the Fund.

  Subject to the supervision of TNE Advisers, each sub-adviser, pursuant to Sub-Advisory Agreements dated either October 31, 1994 (in the case of the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series) or May 1, 1995 (in the case of the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Westpeak Value Growth, Loomis Sayles Avanti Growth, Westpeak Stock Index, Back Bay Advisors Managed and Loomis Sayles Small Cap Series), manages the assets of its Fund in accordance with that Fund's investment objective and policies and makes investment decisions for that Fund. The Funds pay no direct fees to any of the sub-advisers.

INFORMATION ABOUT TNE ADVISERS

  TNE Advisers is a wholly-owned subsidiary of The New England organized in 1994. TNE Advisers oversees, evaluates and monitors the sub-advisers' provision of investment advisory services to all of the Funds (except the Capital Growth Series) and provides general business management and administration to those Funds. The Chairman and principal executive officer of TNE Advisers is Frederich K. Zimmermann; Mr. Zimmermann and John F. Guthrie Jr. are the Company's directors. Mr. Guthrie is Senior Vice-President of TNE Advisers. The address of TNE Advisers and Messrs. Zimmermann and Guthrie is 501 Boylston Street, Boston, Massachusetts 02116.

INFORMATION ABOUT BACK BAY ADVISORS

  Back Bay Advisors, formed in 1986, is a limited partnership. Its sole general partner, Back Bay Advisors, Inc. is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of The New England. NEIC, its subsidiary asset management firms and CGM (in which NEIC owns a majority limited partnership interest), collectively, have more than $78 billion of assets under management or administration. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of The New England and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $6.2 billion in total assets; it is sub-adviser to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income and Back Bay Advisors Managed Series. The principal executive officer of Back Bay Advisors is Charles T. Wallis, whose principal occupation is his position with Back Bay Advisors. The address of Back Bay Advisors, Back Bay Advisors, Inc., NEIC, NEIC Holdings, Inc., NEIC Inc. and Mr. Wallis is 399 Boylston Street, Boston, Massachusetts 02116.

  Back Bay Advisors acts as investment adviser or sub-adviser to the following other mutual funds that have similar objectives to the Funds for which Back Bay Advisors acts as subadviser, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

                                           NET ASSETS OF
 FUND OF THE TRUST FOR                      OTHER FUND
WHICH BACK BAY ADVISORS   OTHER FUND WITH  (IN MILLIONS)  ANNUAL      AVERAGE
  ACTS AS SUBADVISER     SIMILAR OBJECTIVE  AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------------  ----------------- ------------- -------- ----------------
Back Bay Advisors Money
  Market Series
Back Bay Advisors Bond
  Income Series
Back Bay Advisors
  Managed Series

[disclose any fee waiver for the other funds included in the table]

INFORMATION ABOUT LOOMIS SAYLES

  Loomis Sayles, sub-adviser to Loomis Sayles Avanti Growth, Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. Loomis Sayles is a limited partnership. Its sole general partner, Loomis, Sayles & Company, Incorporated ("LSCI"), is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Loomis Sayles. The principal executive officer of Loomis Sayles is Robert Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 595 Fifth Street West, Sonoma, California 95476. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include other registered investment companies and some accounts of The New England and its affiliates.

  Loomis Sayles acts as investment adviser or subadviser to the following other mutual funds that have similar investment objectives to the Funds for which Loomis Sayles acts as subadvisor, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                                           NET ASSETS OF
 FUND OF THE TRUST FOR                      OTHER FUND
  WHICH LOOMIS SAYLES     OTHER FUND WITH  (IN MILLIONS)  ANNUAL      AVERAGE
  ACTS AS SUBADVISER     SIMILAR OBJECTIVE  AT 9/30/95   FEE RATE NET ASSET LEVELS
 ---------------------   ----------------- ------------- -------- ----------------
Loomis Sayles Avanti
  Growth Series
Loomis Sayles Small Cap
  Series
Loomis Sayles Balanced
  Series

[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT WESTPEAK

  Westpeak Investment Advisors, L.P. ("Westpeak") is a limited partnership whose sole general partner is Westpeak Investment Advisors, Inc. ("Westpeak Inc."). Westpeak Inc. is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Westpeak. The principal executive officer of Westpeak is Gerald H. Scriver, whose principal occupation is his position with Westpeak. The address of Westpeak, Westpeak Inc. and Mr. Scriver is 1011 Walnut Street,

Boulder, Colorado 80302. Organized in 1991, Westpeak provides investment management services to mutual funds and other institutional clients, including accounts of The New England and its affiliates; it is sub-adviser to the Westpeak Value Growth and Westpeak Stock Index Series.

  Westpeak acts as investment adviser or subadviser to the following other mutual funds that have similar investment objectives to the Funds for which Westpeak acts as sub-adviser, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.

                                         NET ASSETS OF
FUND OF THE TRUST FOR                     OTHER FUND
 WHICH WESTPEAK ACTS    OTHER FUND WITH  (IN MILLIONS)  ANNUAL      AVERAGE
    AS SUBADVISER      SIMILAR OBJECTIVE  AT 9/30/95   FEE RATE NET ASSET LEVELS
---------------------  ----------------- ------------- -------- ----------------
Westpeak Value Growth
  Series
Westpeak Stock Index
  Series

[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT DRAYCOTT

  Draycott, formed in 1991, is a wholly-owned subsidiary of NEIC until its acquisition by Cursitor Holdings is consummated (see Part II of this Proxy Statement). Draycott provides investment management services to mutual funds and to institutional clients, including separate accounts of The New England; it is subadviser to the Draycott International Equity Series. Draycott's address is 8 City Road, London, England EC2Y 1HE. The names and principal occupations of Draycott's principal executive officer and directors are as follows:

                                           POSITION WITH
                                        DRAYCOTT; PRINCIPAL
  NAME                    ADDRESS           OCCUPATION
  ----                    -------       -------------------
Nicholas D.P. Carn  8 City Road,        Chief Executive
                    London, England     Officer, President,
                    EC2Y 1HE            Chief Investment
                                        Officer and
                                        Director
Peter S. Voss       399 Boylston Street Director
                    Boston,
                    Massachusetts 02116
Sherry Umberfield   399 Boylston Street Director
                    Boston,
                    Massachusetts 02116

  Draycott acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Draycott International Equity Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------  ------------- -------- ----------------

[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT SALOMON BROTHERS ASSET MANAGEMENT INC

  Salomon Brothers Asset Management Inc ("SBAM") is a wholly-owned subsidiary of Salomon Inc, which provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to the Salomon Brothers U.S. Government Series and the Salomon Brothers Strategic Bond Opportunities Series. The address of SBAM and Salomon Inc is 7 World Trade Center, New York, New York 10048. The names and principal occupations of SBAM's principal executive officers and directors are as follows:

                                                                  POSITION WITH SBAM;
                                                                       PRINCIPAL
       NAME                        ADDRESS                            OCCUPATION
       ----                        -------                        -------------------
Thomas Wise Brook          7 World Trade Center,                  Chairman and CEO
                           New York, New York 10048
Rodney B. Berens           111 Buckingham Palace                  Director
                           Road, London SW2W, OSB,
                           England
Michael S. Hyland          7 World Trade Center,                  President/Director
                           New York, New York 10048
James J. Lee               7 World Trade Center,                  Director
                           New York, New York 10048
Vilas Gadkarl              111 Buckingham Palace                  Director
                           Road, London SW2W, OSB,
                           England
Zachary Snow               7 World Trade Center,                  Secretary
                           New York, New York 10048
Thomas Carbone             7 World Trade Center,                  Treasurer
                           New York, New York 10048
Lawrence H. Kaplan         7 World Trade Center,                  Chief Counsel
                           New York, New York 10048
Tana Tselepis              7 World Trade Center,                  Assistant Secretary
                           New York, New York 10048
Theresa Thompson           7 World Trade Center,                  Chief Compliance
                           New York, New York 10048               Officer

  SBAM acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Funds for which SBAM acts as sub-adviser, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at September 30, 1995.


                                              NET ASSETS OF
                                               OTHER FUND
                          OTHER FUND WITH     (IN MILLIONS)  ANNUAL      AVERAGE
        FUND             SIMILAR OBJECTIVE     AT 9/30/95   FEE RATE NET ASSET LEVELS
        ----             -----------------    ------------- -------- ----------------
Salomon Brothers U.S.  NASL U.S. Government
  Government Series    Securities Trust

                       The Salomon Brothers
                       /JNL U.S. Government
                       Quality Bond Series

                       NAF U.S. Government
                       Securities Fund

                       Salomon Brothers U.S.
                       Government Income
                       Fund
Salomon Brothers       NASL Strategic Bond
  Strategic Bond       Trust
  Opportunities
  Series               The Salomon
                       Brothers/JNL Global
                       Bond Series

                       NAF Strategic Income
                       Fund

                       Salomon Brothers
                       Strategic Bond Fund

[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT DAVIS SELECTED ADVISORS, L.P.

  Davis Selected Advisers, L.P. ("Davis Selected") provides investment advisory services for mutual funds and other clients; it is sub-adviser to the Venture Value Series. Venture Advisers, Inc., the general partner of Davis Selected, is controlled by Shelby M.C. Davis. The principal executive officer of Davis
Selected is      , whose principal occupation is [his position with Davis
Selected]. The address of Davis Selected, Venture Advisers, Inc., Shelby M.C. Davis and [principal executive officer] is 124 East Marcy Street, Santa Fe, New Mexico 87501.

  Davis Selected acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Venture Value Series, for compensation at the annual fees rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------  ------------- -------- ----------------

[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT ALGER MANAGEMENT

  Alger Management provides investment management services to mutual funds and to other institutions and individuals; it is subadviser to the Alger Equity Growth Series. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Frederick M. Alger III and his brother, David D. Alger, own approximately [53% and 17%], respectively, of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. The principal executive officer of Alger
Management is    , whose principal occupation is [his position with Alger
Management]. The directors of Alger Management are      . The address of Alger
Management, Fred Alger and Company, Incorporated, Alger Associates, Inc., Mr.
F. Alger III, Mr. D. Alger and [principal executive officer and directors] is 75 Maiden Lane, New York, New York 10038.

  Alger Management acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Alger Equity Growth Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.


                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------  ------------- -------- ----------------


[disclose any fee waivers for the other funds included in the table]

INFORMATION ABOUT CGM

  CGM acts as investment adviser to the Capital Growth Series. In addition to advising the Capital Growth Series, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, New England Variable Annuity Fund I and New England Growth Fund of the New England Funds. CGM also provides investment advice to other institutional and individual clients. The address of CGM is One International Place, Boston, Massachusetts 02110. CGM is a Massachusetts limited partnership organized on December 7, 1989. Its operations are governed by a Second Amended and Restated Limited Partnership Agreement, dated as of June 23, 1993 (the "Second Partnership Agreement").

  CGM's sole general partner, Kenbob, Inc. ("Kenbob"), One International Place, Boston, Massachusetts 02110, is a corporation controlled equally by G. Kenneth Heebner and Robert L. Kemp. Messrs. Heebner and Kemp are employees of CGM. Messrs. Heebner and Kemp are the Directors of Kenbob and also serve as its Chairman and President, respectively. As of September 30, 1995, NEIC owned a
  % limited partnership interest in CGM. The Second Partnership Agreement provides for the sale of part of NEIC's interest in CGM to Kenbob in annual increments.

  CGM acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Capital Growth Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                   NET ASSETS OF
                    OTHER FUND
 OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
-----------------  ------------- -------- ----------------

  ADVISORY FEES. Each Fund pays its adviser compensation at the annual percentage rates of the corresponding levels of that Fund's average daily net asset values set forth in the following table:

                                ANNUAL                       AVERAGE DAILY NET ASSET
       SERIES                  FEE RATES                           VALUE LEVELS
       ------                  ---------                     -----------------------
Back Bay Advisors                .35%                      of the first $500 million
 Money Market Series             .30%                      of the next $500 million
                                 .25%                      of amounts in excess of $1
                                                           billion

                                          ANNUAL     AVERAGE DAILY NET ASSET
                SERIES                   FEE RATES         VALUE LEVELS
                ------                   ---------   -----------------------
Back Bay Advisors Bond                      .40%   of the first $400 million
 Income Series                              .35%   of the next $300 million
                                            .30%   of the next $300 million
                                            .25%   of amounts in excess of $1
                                                   billion
Capital Growth Series                       .70%   of the first $200 million
                                            .65%   of the next $300 million
                                            .60%   of amounts in excess of $500
                                                     million
Westpeak Value Growth                       .70%   of the first $200 million
 Series                                     .65%   of the next $300 million
                                            .60%   of amounts in excess of $500
                                                   million
Loomis Sayles Avanti                        .70%   of the first $200 million
 Growth Series                              .65%   of the next $300 million
                                            .60%   of amounts in excess of $500
                                                   million
Westpeak Stock Index Series                 .25%   of all assets
Back Bay Advisors Managed Series            .50%   of all assets
Loomis Sayles Small Cap Series             1.00%   of all assets
Loomis Sayles Balanced Series               .70%   of all assets
Draycott International Equity Series        .90%   of all assets
Salomon Brothers U.S. Government Series     .55%   of all assets
Salomon Brothers Strategic Bond             .65%   of all assets
  Opportunities Series
Venture Value Series                        .75%   of all assets
Alger Equity Growth Series                  .70%   of all assets

  SUB-ADVISORY FEES. TNE Advisers pays each sub-adviser at the following rates for providing advisory services to the following Funds:

                                  ANNUAL PERCENTAGE
                                     RATES PAID
                                       BY TNE
                                   ADVISERS TO THE
                                     RESPECTIVE       AVERAGE DAILY NET ASSET
              FUND                   SUBADVISERS            VALUE LEVELS
              ----                -----------------   -----------------------
Back Bay Advisors Money Market          0.15%       of the first $100 million
  Series                                0.10%       of amounts in excess of $100
                                                    million
Back Bay Advisers Bond Income           0.25%       of the first $50 million
  Series                                0.20%       of the next $200 million
                                        0.15%       of amounts in excess of $250
                                                    million
Westpeak Value Growth Series            0.50%       of the first $25 million
                                        0.40%       of the next $75 million
                                        0.35%       of the next $100 million
                                        0.30%       of amounts in excess of $200
                                                    million
Loomis Sayles Avanti Growth             0.50%       of the first $25 million
  Series                                0.40%       of the next $75 million
                                        0.35%       of the next $100 million
                                        0.30%       of amounts in excess of $200
                                                    million
Westpeak Stock Index Series            0.10%        of all assets
Back Bay Advisors Managed Series       0.25%        of the first $50 million
                                       0.20%        of amounts in excess of $50
                                                    million
Loomis Sayles Small Cap Series         0.55%        of the first $25 million
                                       0.50%        of the next $75 million
                                       0.45%        of the next $100 million
                                       0.40%        of amounts in excess of $200
                                                    million
Loomis Sayles Balanced Series          0.50%        of the first $25 million
                                       0.40%        of the next $75 million
                                       0.30%        of amounts in excess of $100
                                                    million
Draycott International Equity          0.75%        of the first $10 million
  Series                               0.60%        of the next $40 million
                                       0.45%        of amounts in excess of $50
                                                    million
Salomon Brothers US Government         0.225%       of the first $200 million
  Series                               0.15%        of the next $300 million
                                       0.10%        of amounts in excess of $500
                                                    million

                                 ANNUAL PERCENTAGE
                                    RATES PAID
                                      BY TNE
                                  ADVISERS TO THE
                                    RESPECTIVE       AVERAGE DAILY NET ASSET
             FUND                   SUBADVISERS            VALUE LEVELS
             ----                -----------------   -----------------------
Salomon Brothers Strategic Bond        0.35%       of the first $50 million
  Opportunities                        0.30%       of the next $150 million
  Series                               0.25%       of the next $300 million
                                       0.20%       of amounts in excess of $500
                                                   million
Venture Value Series                   0.45%       of the first $100 million
                                       0.40%       of the next $400 million
                                       0.35%       of amounts in excess of $500
                                                   million
Alger Equity Growth Series             0.45%       of the first $10 million
                                       0.40%       of the next $90 million
                                       0.35%       of the next $150 million
                                       0.30%       of the next $250 million
                                       0.25%       of amounts in excess of $500
                                                   million

  The advisory and sub-advisory fee rates applicable to the Alger Equity Growth Series are proposed to be changed effective May 1, 1996. See Part IV of this Proxy Statement.

  Prior to May 1, 1995, the sub-advisers to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed, Loomis Sayles Avanti Growth, Loomis Sayles Small Cap, Westpeak Value Growth and Westpeak Stock Index Series served as the advisers to those Funds under Advisory Agreements providing the same fee rates as in the current Advisory Agreements between those Funds and TNE Advisers. The Advisory Agreements and Sub-Advisory Agreements for each of those Funds are dated May 1, 1995, and were last submitted to a shareholder vote on April 10, 1995, in connection with the initial approval of such agreements.

  The Advisory and Sub-Advisory Agreements for the Loomis Sayles Balanced, Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series are each dated October 31, 1994, and were approved by a consent of the initial shareholder on October , 1994 in connection with the initial approval of such agreements. The Advisory Agreement for the Capital Growth Series is dated September 1, 1993 and was approved by a consent of the initial
shareholder on      , 1993 in connection with [the initial approval of such
agreement].

  The Trustees of the Trust approved the continuation of all of the Advisory and Sub-Advisory Agreements for the Funds on October 28, 1994 and on November 13, 1995.

  Short-term U.S. cash management services for the Draycott International Equity Series are provided by Back Bay Advisors as subadviser to Draycott. For these services, Draycott has agreed to compensate Back Bay Advisors at the annual rate of 0.08% of the value of the Fund's average daily net assets.

  In connection with SBAM's service as subadviser to the Strategic Bond Opportunities Series, SBAM's London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), Victoria Plaza, 111 Buckingham Palace Road, London SW2W, OSB, England, serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers Strategic Bond Opportunities Series. For these services, SBAM has agreed to pay SBAM Limited one-third of the compensation that SBAM receives for serving as subadviser to the Fund. SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc.

  The names and principal occupations of SBAM Limited's principal executive officer and directors are as follows:

                             POSITION WITH SBAM
                             LIMITED, PRINCIPAL
  NAME         ADDRESS           OCCUPATION
  ----   ------------------- -------------------

  SBAM Limited acts as investment adviser or sub-adviser to the following other mutual funds that have similar investment objectives to the Salomon Brothers Strategic Bond Opportunity Series, for compensation at the annual fee rates of the corresponding average net asset levels of those funds set forth in the table below. The table also sets forth the net assets of those other funds at September 30, 1995.

                      NET ASSETS OF
                       OTHER FUND
    OTHER FUND WITH   (IN MILLIONS)  ANNUAL      AVERAGE
   SIMILAR OBJECTIVE   AT 9/30/95   FEE RATE NET ASSET LEVELS
   -----------------  ------------- -------- ----------------

[disclose any fee waivers for the other funds included in the table]

  For the fiscal year ended December 31, 1994, the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Managed Series paid advisory fees of $231,326, $515,084 and $613,249, respectively, to Back Bay Advisors. For that same period, the Capital Growth Series paid advisory fees of $4,396,663 to CGM, the Westpeak Value Growth

Series and the Westpeak Stock Index Series paid advisory fees of $111,827 and $83,095, respectively, to Westpeak and the Loomis Sayles Avanti Growth Series paid advisory fees of $132,596 to Loomis Sayles. After giving effect to expense agreements, for the period May 1, 1994 (commencement of operations) to December 31, 1994, the Loomis Sayles Small Cap Series paid no advisory fees to Loomis Sayles. Without giving effect to such agreements, the Loomis Sayles
Small Cap Series would have paid $    in advisory fees to Loomis Sayles for
such period. After giving effect to expense deferral arrangements, for the period October 31, 1994 (commencement of operations) to December 31, 1994, the Loomis Sayles Balanced, the Draycott International Equity, Salomon Brothers U.S. Government, Salomon Brothers Strategic Bond Opportunities, Venture Value and Alger Equity Growth Series paid no advisory fees to TNE Advisers. Without
giving effect to such arrangements, these Funds would have paid $   , $   ,
$   , $   , $    and $   , respectively, in advisory fees to TNE Advisers for
such period. Without giving effect to such arrangements, if the proposed increase in the advisory fee payable by the Alger Equity Growth Series had been in effect beginning October 31, 1994, the Alger Equity Growth Series
would have paid $    in advisory fees to TNE Advisers for such period, which
is  % larger than the advisory fees paid for such period.

  EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Agreement in effect beginning November 1, 1994 between the Trust and TNE Advisers pertaining to the Loomis Sayles Balanced Series, the Draycott International Equity Series, the Salomon Brothers U.S. Government Series, the Salomon Brothers Strategic Bond Opportunities Series, the Venture Value Series and the Alger Equity Growth Series which TNE Advisers may terminate at any time, TNE Advisers has agreed to pay the expenses of each such Fund (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of stated expense limits, which limits vary from Fund to Fund, subject to the obligation of such Fund to repay such amounts to TNE Advisers in future years, if any, when the particular Fund's expenses fall below the stated expense limit that pertains to that Fund; such deferred expenses may be charged to that Fund in a subsequent year to the extent that it does not cause the total expenses in such subsequent year to exceed the Fund's stated expense limit; provided, however, that no Fund is obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. Under the Expense Deferral Agreement, TNE Advisers has agreed to defer such expenses in excess of the following stated expense limits: Loomis Sayles Balanced Series, 0.85% of net assets; Draycott International Equity Series, 1.30% of net assets; Salomon Brothers U.S. Government Series, 0.70% of net assets; Salomon Brothers Strategic Bond Opportunities Series, 0.85% of net assets; Venture Value Series, 0.90% of net assets; Alger Equity Growth Series, 0.85% of net assets (which amount is scheduled to increase to 0.90% of net assets on January 1, 1996). TNE Advisers may at any time terminate its obligations to bear future expenses of any Fund, but any expenses that were deferred while a Fund's expense limit was in place can never be charged to that Fund unless that Fund's expenses fall below the limit.

  VOLUNTARY EXPENSE AGREEMENT. Pursuant to a voluntary expense agreement pertaining to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed, Westpeak Stock Index, Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Value Growth Series, TNE Advisers bears the expenses (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Fund (except the Loomis Sayles Small Cap Series) in excess of 0.15% of the respective Fund's average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears such expenses of the Fund in excess of 1.00% of the Fund's average daily net assets. Similar voluntary expense agreements by The New England have been in effect with respect to the Capital Growth Series since November 1, 1994 and were in effect with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 through April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Value Growth Series from December 1, 1994 through April 30, 1995. As a result of the voluntary expense agreements (and assuming the Funds incur the same level of advisory fees as in 1994 and no taxes, interest or extraordinary expenses), the Funds' expense ratios during the continuation of the voluntary expense agreements are expected to be:

                                                      TOTAL EXPENSE RATIO UNDER
 ERIESS                                              VOLUNTARY EXPENSE AGREEMENT
------                                               ---------------------------
 Capital Growth Series..............................            0.70%
 Back Bay Advisors Money Market Series..............            0.50%
 Back Bay Advisors Bond Income Series...............            0.55%
 Back Bay Advisors Managed Series...................            0.65%
 Westpeak Value Growth Series.......................            0.85%
 Westpeak Stock Index Series........................            0.40%
 Loomis Sayles Small Cap Series.....................            1.00%
 Loomis Sayles Avanti Growth Series.................            0.85%

  The current voluntary expense agreements may be prospectively discontinued by TNE Advisers or The New England, as the case may be, at any time. Prior to November 1, 1994, the Funds that are now subject to the current voluntary expense agreements benefited from an Expense Agreement between the Trust and The New England. Under that Agreement, The New England paid the charges and expenses of preparing, printing and distributing prospectuses and reports to shareholders, custodial and transfer agent charges and expenses, legal, auditing and accounting fees, and the expenses of shareholders' and trustees' meetings.

  Each Advisory and Sub-Advisory Agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund and (ii) by vote of a majority of the Trustees who are not interested persons of (i) the Trust or (ii) the applicable Fund's investment adviser or sub-adviser. Any amendment to any advisory or Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the applicable Fund and by vote of a majority of the Trustees who are not interested persons of (i) the Trust or (ii) the applicable Fund's investment adviser or sub-adviser. Each Advisory Agreement may be terminated without penalty by the Trustees or by the shareholders of the applicable Fund upon sixty days' written notice, or by the applicable Fund's investment adviser upon ninety days' written notice, and each terminates automatically in the event of its assignment. Each Sub-Advisory Agreement may be terminated without penalty by the Trustees or by the shareholders of the applicable Fund upon sixty days' written notice, or upon sixty days' written notice by the relevant sub-adviser or (if approved by the Trustees) by TNE Advisers, and each terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement for the relevant Fund. Each Advisory Agreement will automatically terminate if the Trust shall at any time be required by New England Securities, which is a wholly-owned subsidiary of The New England, to eliminate all reference to the words "New England" in its name, unless the continuance of such agreement after such change of name is approved by a majority of the outstanding voting securities of the applicable Fund and by a majority of the Trustees who are not interested persons of (i) the Trust or (ii) the applicable Fund's investment adviser. In addition, each Sub-Advisory Agreement will automatically terminate if the relevant Fund shall at any time be required by the sub-adviser to eliminate all reference to the name of the sub-adviser in the name of such Fund, unless the continuance of the Sub-Advisory Agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or the sub-adviser.

  Each Advisory Agreement provides that if the total ordinary business expenses of a particular Fund for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Fund are qualified for sale, the applicable Fund's investment adviser shall pay such excess. Each Advisory Agreement provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Fund or for the Trust, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. The term "expenses" for this purpose excludes brokerage commission, taxes, interest and extraordinary expenses.

  As required by state insurance licensing authorities, each Fund's investment adviser has also undertaken, separately from the Advisory Agreements, to be liable for negligence in the performance of any administrative services with respect to the Trust which are supplemental to their management of the investment and reinvestment of that Fund's assets.

  Each Advisory and Sub-advisory Agreement provides that the relevant investment adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

INFORMATION ABOUT CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following table lists persons who are officers or Trustees of the Trust and are also officers, directors, employees or shareholders of the advisers and sub-advisers to the Funds listed below:

                                                   ADVISER OR SUB-
NAME                     POSITION WITH THE TRUST ADVISER AFFILIATION
----                     ----------------------- -------------------
Frederich K. Zimmermann   Senior Vice President     TNE Advisers
John F. Guthrie Jr.       Vice President            TNE Advisers

  Certain officers and employees of Back Bay Advisors who are also officers of the Trust have responsibility for portfolio management of the other advisory accounts and clients (including other Funds of the Trust and other registered investment companies, and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Fund for which Back Bay Advisors acts as a subadviser may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts.

  Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time that competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time that the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

  It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. The trustees are of the view that the benefits of retaining Back Bay Advisors as subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

  Certain officers of Loomis Sayles who are also officers of the Trust have responsibility for the management of other client portfolios. The Chicago office of Loomis Sayles buys and sells portfolio securities for the Loomis Sayles Avanti Growth Series, the Pasadena office buys and sells portfolio securities for the Loomis Sayles Balanced Series and the Detroit office buys and sells portfolio securities for the Loomis Sayles Small Cap Series. These and other offices of Loomis Sayles buy securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Funds advised by Loomis Sayles also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extend practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security which that Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees of the Trust that the desirability of retaining Loomis Sayles as subadviser for these Funds outweighs the disadvantages, if any, which might result from these practices.

  Certain officers of Westpeak, some of whom are officers of the Trust, have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Westpeak Value Growth Series or the Westpeak Stock Index Series also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Westpeak

Value Growth Series and the Westpeak Stock Index Series. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to a Series or the price at which a security may be sold. It is the opinion of the trustees of the Trust that the desirability of retaining Westpeak as subadviser for the Westpeak Value Growth Series and the Westpeak Stock Index Series outweighs the disadvantages, if any, which might result from these practices.

  Certain officers and employees of Draycott have responsibility for portfolio management for other clients (including affiliates of Draycott), some of which may invest in securities in which the Draycott International Equity Series also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Draycott International Equity Series. However, in some cases this procedure could have a detrimental effect on the price and amount of security available to the Draycott International Equity Series or the price at which a security may be sold. It is the opinion of the trustees that the desirability of retaining Draycott as subadviser to the Fund outweighs the disadvantages, if any, which might result from such procedure.

  Various officers and trustees of the Trust also serve as officers or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM (including accounts of affiliates of CGM) sometimes invest in securities in which the Capital Growth Series also invests. If the Capital Growth Series and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Capital Growth Series purchases or sells. In other cases, however, it is believed that these practices may benefit the Capital Growth Series. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Capital Growth Series outweighs the disadvantages, if any, which might result from theses practices.

  Certain officers and employees of SBAM, Davis Selected and Alger Management have responsibility for portfolio management for other clients (including other registered investment companies and affiliates of SBAM, Davis Selected or Alger Management) some of which may invest in securities in which the respective Funds that these sub-advisers manage also invest. In such circumstances, SBAM, Davis Selected or Alger Management may determine that orders for the purchase or sale of the same security for the Fund it manages and one or more other registered investment companies or other accounts it manages should be combined, in which event the transactions will be priced and allocated in a manner deemed by SBAM, Davis Selected or Alger Management, respectively, to be equitable and in the best interests of the respective Fund that it manages and its other accounts. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of a security that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit a Fund. It is the opinion of the trustees that the desirability of retaining SBAM, Davis Selected and Alger Management as sub-advisers for the respective Funds outweighs the disadvantages, if any, which might result from these practices.

  PORTFOLIO TRANSACTIONS AND BROKERAGE. Some of the Trust's portfolio transactions are placed with brokers and dealers who provide the investment advisers or subadvisers with supplementary investment and statistical information or furnish market quotations to the Trust or other investment companies advised by the investment advisers or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment advisers or subadvisers. The services may also be used by the investment advisers or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Trust.

  Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series; Certain Portfolio Transactions of the Back Bay Advisors Managed and Loomis Sayles Balanced Series. It is expected that the portfolio transactions of the Back Bay Advisors Money Market Series and the Back Bay Advisors Bond Income Series, and portfolio transactions of the Back Bay Advisors Managed Series and the Loomis Sayles Balanced Series in bonds, notes and money market instruments, will generally be with issuers or dealers on a net basis without a stated commission.

  Capital Growth Series, Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Back Bay Advisors Managed Series (Common Stock Transactions), Loomis Sayles Balanced Series (Common Stock Transactions), Draycott International Equity Series, Venture Value Series and Alger Equity Growth Series. In placing orders for the purchase and sale of portfolio securities, CGM, in the case of the Capital Growth Series, Loomis Sayles, in the case of the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series and the Loomis Sayles Balanced Series, Back Bay Advisors in the case of investments in common stocks by the Back Bay Advisors Managed Series, Draycott, in the case of the Draycott International Equity Series, Davis Selected, in the case of the Venture Value Series, and Alger Management, in the case of the Alger Equity Growth Series, each select only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality for the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Funds' advisers or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commission paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Capital Growth Series, Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Back Bay Advisors Managed Series, Draycott International Equity
Series, Venture Value Series and Alger Equity Growth Series will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Westpeak Value Growth Series, Westpeak Stock Index Series, Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series. In placing orders for the purchase and sale of securities, Westpeak, in the case of the Westpeak Value Growth Series and the Westpeak Stock Index Series, and SBAM, in the case of Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series, always seeks best execution. Westpeak and SBAM each selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak or SBAM will each use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak or SBAM may cause the Funds they manage to pay a broker-dealer that provides brokerage and research services to Westpeak or SBAM an amount of commission for effecting a securities transaction for a Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak or SBAM, as the case may be, must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's or SBAM's overall responsibilities to the Fund and its other clients. Westpeak's or SBAM's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

  BROKERAGE TRANSACTIONS WITH AFFILIATES. A Fund may pay brokerage commissions to an affiliated broker for acting as the respective Fund's agent on purchases and sales of securities for the portfolio of the Fund. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commission. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically. The Westpeak Stock Index Series paid $480, $0 and $0 in brokerage commissions to New England Securities, an affiliated broker of the Fund, in 1992, 1993, and 1994, respectively. The Back Bay Advisors Managed Series paid $5,136, $17,268 and $0 in brokerage commissions to New England Securities, an affiliated broker of the Fund, in 1992, 1993, and 1994, respectively. The Alger Equity Growth Series paid $2,452 in brokerage commissions to Fred Alger and Company, Incorporated, an affiliated broker, for the period October 31, 1994 to December 31, 1994. The amounts paid by the Westpeak Stock Index Series represent approximately 3%, 0% and 0% of that Fund's aggregate brokerage commissions involving the payment of commissions for fiscal years 1992, 1993 and 1994, respectively. The amount paid by the Back Bay Advisors Managed Series represents approximately 36%, 100% and 0% of the Fund's aggregate brokerage commission in 1992, 1993 and 1994, respectively. The amount paid by the Alger Equity Growth Series represents substantially all of that Fund's aggregate brokerage commissions for the period October 31, 1994 (commencement of the Fund's operations) to December 31, 1994.

V. OTHER MATTERS

  The number of shares of beneficial interest of each Fund issued and outstanding as of the Record Date are as follows:

                                                          SHARES OUTSTANDING ON
                          FUND                                 RECORD DATE
                          ----                            ---------------------
Back Bay Advisors Money Market Series....................       871,508.639
Back Bay Advisors Bond Income Series.....................     1,374,723.928
Back Bay Advisors Managed Series.........................       877,217.886
Capital Growth Series....................................     2,129,627.711
Loomis Sayles Avanti Growth Series.......................       310,857.525

                                                          SHARES OUTSTANDING ON
                          FUND                                 RECORD DATE
                          ----                            ---------------------
Loomis Sayles Small Cap Series...........................       189,701.928
Loomis Sayles Balanced Series............................     1,292,368.792
Westpeak Stock Index Series..............................       568,594.039
Westpeak Value Growth Series.............................       304,088.237
Draycott International Equity Series.....................     1,275,331.522
Salomon Brothers U.S. Government Series..................       542,715.473
Salomon Brothers Strategic Bond Opportunities Series.....       654,139.268
Venture Value Series.....................................     2,120,018.427
Alger Equity Growth Series...............................     2,566,719.281
                                                             --------------
    TOTAL................................................    15,077,612.656

  As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) the following numbers of shares of the following Funds, representing the indicated percentage of the outstanding shares of such Funds:

NAME          SERIES          NUMBER OF SHARES  %
----          ------          ---------------- ---
                                                 %
                                                 %
                                                 %
                                                 %

  As of the Record Date, all of the shares of each Fund were owned of record by either: (1) New England Variable Life Separate Account ("NEVL Separate Account"), a separate account of New England Variable Life Insurance Company ("NEVLICO"), a wholly-owned life insurance subsidiary of The New England; (2) The New England Variable Account, a separate account of The New England; (3) New England Variable Annuity Separate Account ("NEVA Separate Account"), a separate account of NEVLICO; or (4) certain separate accounts of The New England (one for each Fund) established for the pooling of contributions under certain tax-qualified group annuity contracts ("Group Separate Accounts"). The shares and percentage of each Fund held by these entities is set forth below:

                                                                            SHARES
                                        SHARES                             OWNED BY
                      SHARES           OWNED BY           SHARES            THE NEW
                     OWNED BY          THE NEW           OWNED BY          ENGLAND'S
                       NEVL     % OF   ENGLAND    % OF     NEVA     % OF     GROUP     % OF
                     SEPARATE   OUT-   VARIABLE   OUT-   SEPARATE   OUT-   SEPARATE    OUT-
        FUND         ACCOUNT  STANDING ACCOUNT  STANDING ACCOUNT  STANDING ACCOUNTS  STANDING
        ----         -------- -------- -------- -------- -------- -------- --------- --------
Back Bay Advisors
 Money Market Series
Back Bay Advisors
 Bond Income Series

                                                                                SHARES
                                            SHARES                             OWNED BY
                          SHARES           OWNED BY           SHARES            THE NEW
                         OWNED BY          THE NEW           OWNED BY          ENGLAND'S
                           NEVL     % OF   ENGLAND    % OF     NEVA     % OF     GROUP     % OF
                         SEPARATE   OUT-   VARIABLE   OUT-   SEPARATE   OUT-   SEPARATE    OUT-
         FUND            ACCOUNT  STANDING ACCOUNT  STANDING ACCOUNT  STANDING ACCOUNTS  STANDING
         ----            -------- -------- -------- -------- -------- -------- --------- --------
Back Bay Advisors
 Managed Series
Capital Growth Series
Loomis Sayles Avanti
 Growth Series
Loomis Sayles Small Cap
 Series
Loomis Sayles Balanced
 Series
Westpeak Stock Index
 Series
Westpeak Value Growth
 Series
Draycott International
 Equity Series
Salomon Brothers U.S.
 Government Series
Salomon Brothers
 Strategic Bond
 Opportunities Series
Venture Value Series
Alger Equity Growth
 Series
                           ---      ---      ---      ---      ---      ---       ---      ---
 TOTAL

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (i) variable life insurance contracts offered by NEVLICO and (ii) certain variable annuity contracts issued by The New England or NEVLICO. All shares of the Trust owned by NEVLICO are attributable to the variable life insurance policies and variable annuity contracts issued by NEVLICO or to charges assessed by NEVLICO against those policies and contracts. NEVLICO has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct NEVLICO as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. All shares of the Trust held by The New England Variable Account are attributable to variable annuity contracts issued by The New England or to charges assessed by The New England against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct The New England as to how to vote the shares of the Trust attributable to such contract. All shares of the Trust attributable to variable life insurance policies and variable annuity contracts for which no Owner instructions have been received by NEVLICO and all shares of the Trust attributable to charges assessed by NEVLICO against those policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by NEVLICO. All shares of the Trust held in The New England Variable Account for which no Contractholder instructions have been received by The New England and any shares of the Trust attributable to charges assessed by The New England against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by The New England. All shares of the Trust held by The New England's Group Separate Accounts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the aggregate of (i) all shares for which voting instructions are received and (ii) all other shares that are voted in proportion to such voting instructions.

  Fifty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to Proposals 1, 2, 3, 4 and 5. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers for the Meeting. With respect to all Proposals, shares as to which the proxies are instructed to abstain from voting will have the effect of a negative vote on the proposal.

  In the event that a quorum is not present for purposes of acting on any Proposal, or sufficient votes in favor of any Proposal with respect to any Fund are not received by December 28, 1995, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 through 5. They will vote against any such adjournment those proxies required to be voted against any of Proposals 1 through 5 and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposals 1 through 5 mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.


November 14, 1995

                            NEW ENGLAND ZENITH FUND

                     Back Bay Advisors Money Market Series
                      Back Bay Advisors Bond Income Series
                        Back Bay Advisors Managed Series
                             Capital Growth Series
                       Loomis Sayles Avanti Growth Series
                         Loomis Sayles Small Cap Series
                         Loomis Sayles Balanced Series
                          Westpeak Value Growth Series
                          Westpeak Stock Index Series
                      Draycott International Equity Series
                    Salomon Brothers U.S. Government Series
             Salomon Brothers Strategic Bond Opportunities Series
                              Venture Value Series
                           Alger Equity Growth Series

                                INSTRUCTION FORM

   THE PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF THE
                     TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs that all shares of any series (each a "Series," and collectively, the "Series") of New England Zenith Fund (the "Fund") deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on December 28, 1995 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice set forth below:

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE ITEMS BELOW PERTAINING TO THE RELEVANT SERIES.
________________________________________________________________________________

1. (With respect to all Series) To approve new investment advisory arrangements with respect to the Series to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be identical to the investment advisory arrangements in effect for the Series immediately prior to such merger.

                                                      FOR  AGAINST  ABSTAIN
Back Bay Advisors Money Market Series                 [_]    [_]      [_]
Back Bay Advisors Bond Income Series                  [_]    [_]      [_]
Back Bay Advisors Managed Series                      [_]    [_]      [_]
Capital Growth Series                                 [_]    [_]      [_]
Loomis Sayles Avanti Growth Series                    [_]    [_]      [_]
Loomis Sayles Small Cap Series                        [_]    [_]      [_]
Loomis Sayles Balanced Series                         [_]    [_]      [_]
Westpeak Value Growth Series                          [_]    [_]      [_]
Westpeak Stock Index Series                           [_]    [_]      [_]
Draycott International Equity Series                  [_]    [_]      [_]
Salomon Brothers U.S. Government Series               [_]    [_]      [_]
Salomon Brothers Strategic Bond Opportunities Series  [_]    [_]      [_]
Venture Value Series                                  [_]    [_]      [_]
Alger Equity Growth Series                            [_]    [_]      [_]

2. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement relating to the Series between TNE Advisers, Inc. ("TNE Advisers") and Draycott Partners, Ltd. ("Draycott"), the Series' current sub-adviser, to be effective upon the sale of Draycott to Cursitor Holdings Ltd. U.K.

     [_] For     [_] Against  [_] Abstain

3. (With respect to the Draycott International Equity Series) To approve a new Sub-Advisory Agreement relating to the Series between TNE Advisers and Draycott to be effective upon the acquisition of Cursitor Holdings Ltd. U.K. by Alliance Capital Management L.P.

     [_] For     [_] Against  [_] Abstain

4. (With respect to the Alger Equity Growth Series) To approve a new Advisory Agreement relating to the Series with TNE Advisers, which would increase the annual rate of the advisory fee payable by the Series.

     [_] For     [_] Against  [_] Abstain

5. (With respect to the Alger Equity Growth Series) To approve a related Sub-Advisory Agreement between TNE Advisers and Fred Alger Management,
     Inc., the Series' current sub-adviser.

     [_] For     [_] Against  [_] Abstain


If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned's contract are entitled to be voted, such shares shall be voted FOR such proposal. With respect to each of Proposals 2-5, only shares of the indicated Series are entitled to vote. Any voting instructions submitted by the undersigned with respect to proposals on which the undersigned is not entitled to give voting instructions shall be disregarded.


--------------------------------------------------------------------------------
 IF YOU WISH TO VOTE BY         [_] To vote for all items AS RECOMMENDED BY THE
 TELEPHONE, PLEASE SEE THE          BOARD OF TRUSTEES, mark this box, sign, date
 BLUE INSTRUCTION CARD.             and return this instruction form.
                                    (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------



                                         Signature(s)
                                                     --------------------------

                                                     --------------------------

                                         Dated                            , 1995
                                                     ---------------------

NOTE: Please sign exactly as your name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


 YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

                                      -2-